Exhibit 3.2

Incorporation No. BC1140815

PROVINCE OF BRITISH COLUMBIA

Business Corporations Act

ARTICLES

OF

Nano Innovations Inc.

PART 1 - INTERPRETATION

Definitions

1.1         Without limiting Article 1.2, in these Articles, unless the context requires otherwise:

“adjourned meeting” means the meeting to which a meeting is adjourned under Article 9.6 or 9.10.

“Board” and the “Directors” or the “directors” mean the directors or the sole director of the Company for the time being.

“Business Corporations Act” means the Business Corporations Act, S.B.C. 2002, c.57, and includes any amendments thereto and its regulations.

“Company” means Nano Innovations Inc.

“exceptional resolution” means

a.	a resolution passed at a general meeting under the following circumstances:

i.	notice of the meeting specifying the intention to propose the resolution as an exceptional resolution is sent to all shareholders holding shares that carry the right to vote at general meetings at least the prescribed number of days before the meeting;

ii.	the articles provide that, of the votes cast on the resolution by shareholders voting shares that carry the right to vote at general meetings, a specified majority must be cast in favour of the resolution before it can pass as an exceptional resolution;

iii.	the majority of votes specified by the articles under subparagraph (ii) is greater than a special majority; and

iv.	not less than the majority of votes specified by the articles under subparagraph (ii) is cast in favour of the resolution by shareholders voting shares that carry the right to vote at general meetings, or

b.	a resolution passed by being consented to in writing by all of the shareholders holding shares that carry the right to vote at general meetings.

“general meeting” means a general meeting of the shareholders of the Company, including an annual general meeting and a special general meeting.

“Interpretation Act” means the Interpretation Act, R.S.B.C. 1996, c. 238.

“ordinary resolution” means

a.	a resolution passed at a general meeting by a simple majority of the votes cast by shareholders voting shares that carry the right to vote at general meetings, or

b.	a resolution passed, after being submitted to all of the shareholders holding shares that carry the right to vote at general meetings, by being consented to in writing by shareholders holding shares that carry the right to vote at general meetings who, in the aggregate, hold shares carrying at least a special majority of the votes entitled to be cast on the resolution.

“Shareholders’ List” means the Company’s central securities register as required by the Business Corporations Act.

“special majority” means the majority of votes cast in favour of a resolution at a general meeting that constitute at least 2/3 of the votes cast on the resolution.

“special resolution” means

a.	a resolution passed at a general meeting under the following circumstances:

i.	notice of the meeting specifying the intention to propose the resolution as a special resolution is sent to all shareholders holding shares that carry the right to vote at general meetings at least the prescribed number of days before the meeting;

ii.	the majority of the votes cast by shareholders voting shares that carry the right to vote at general meetings is cast in favour of the resolution; and

iii.	the majority of votes cast in favour of the resolution constitutes at least a special majority, or

b.	a resolution passed by being consented to in writing by all of the shareholders holding shares that carry the right to vote at general meetings.

“trustee”, in relation to a shareholder, means the personal or other legal representative of the shareholder, and includes a trustee in bankruptcy of the shareholder.

Business Corporations Act definitions

1.2       The definitions in the Business Corporations Act apply to these Articles.

Interpretation Act applies

1.3       The Interpretation Act applies to the interpretation of these Articles as if these Articles were an enactment.

Conflicts in definitions

1.4       If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles.

Conflict between Articles and legislation

1.5       If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

PART 2 - SHARES AND SHARE CERTIFICATES

Form of Share Certificate

2.1       Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

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Right to Share Certificate

2.2       Every shareholder is entitled, without charge, to one certificate representing the share or shares of each class held by the shareholder; provided that, in respect of a share or shares held jointly by several persons, the Company will not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint registered holders or to his duly authorized agent will be sufficient delivery to all; and provided further that the Company will not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted.

Share Certificates to be signed

2.3       Every share certificate will be signed manually by at least one officer or director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company, and any additional signatures may be printed or otherwise mechanically reproduced and, in such event, a certificate so signed is as valid as if signed manually, not withstanding that any person whose signature is so printed or mechanically reproduced will have ceased to hold the office that he is stated on such certificate to hold at the date of the issue of a share certificate.

Mail delivery of Share Certificate

2.4       Any share certificate that a shareholder is entitled to may be sent to the shareholder by mail and neither the Company nor any agent is liable for any loss to the shareholder because the share certificate sent is lost in the mail or stolen.

Replacement of Share Certificate

2.5       If the directors are satisfied that a share certificate is worn out or defaced, they must, on production to them of the share certificate and on such other terms, if any, as they think fit:

a.       order the certificate to be cancelled, and

b.       issue a replacement share certificate

2.6       If a share certificate is lost, stolen or destroyed, a replacement share certificate must be issued to the person entitled to that share certificate if the directors receive

a.       satisfactory evidence that the share certificate is lost, stolen or destroyed, and

b.       any indemnity that the directors deem adequate.

2.7       If a share certificate represents more than one share and the registered shareholder thereof surrenders it to the Company with a written request that the Company issue two or more share certificates in the name of the registered shareholder with each replacement share certificate representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company will cancel the surrendered share certificate and issue replacement share certificates in accordance with such request.

2.8       If a shareholder surrenders two or more share certificates to the Company together with a written request that the Company issue one replacement share certificate registered in the name of the shareholder representing the aggregate number of shares represented by the surrendered share certificates, the Company will cancel the surrendered share certificates and issue one replacement share certificate in accordance with such request.

2.9       The directors may from time to time fix a sum to be paid to the Company for each replacement share certificate to be issued under these Articles.

Trusts not recognized

2.10       Except as required by law, statute or these Articles, no person will be recognised by the Company as holding any share upon any trust, and the Company will not be bound or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as by law, statute or these Articles provide or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in its registered holder.

Nano Innovations Inc.

PART 3 - ISSUANCE OF SHARES

Issuance Price

3.1       The issue price for a share must be set by the Board in its absolute discretion, and for shares with a par value, at a price equal or greater to the par value of the share.

Consideration for Shares

3.2       No share may be issued until it is fully paid and the Company will have received the full consideration therefor in cash, property or past services actually performed for the Company. The value of property or services for the purpose of this Article will be the value determined by the directors by resolution to be, in all circumstances of the transaction, the fair market value thereof.

Discretionary Authority

3.3       The directors may, subject to the rights of the holders of the issued shares of the Company, issue, allot, sell, grant options on, or otherwise dispose of the unissued shares and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions, and for the issue prices that the directors, in their absolute discretion, may determine.

Shareholders’ Rights

3.4       Except as required by law or these Articles, the Company need not recognize or provide for any person’s interests in or rights to a share unless that person is the shareholder of the share.

PART 4 - CENTRAL SECURITIES REGISTER

Shareholders’ List

4.1       The Company will keep or cause to be kept a Shareholders’ List, which will list the name and address of each shareholder, the class or series of the shares, the number of shares registered to each shareholder, and the date and particulars of each share issuance and each share transfer. If the Company’s capital will consist of more than one class of shares, a Shareholders’ List may be kept in respect of each class of shares.

Location of Shareholders’ List

4.2       The Company will keep the Shareholders’ List at the records office of the Company or at any other location in British Columbia designated by the directors.

Transfer Agent and Registrar

4.3       The directors on behalf of the Company may appoint an agent to keep and maintain the Shareholders’ List, or, if there is more than one class of shares, the directors may appoint an agent, which need not be the same agent, to keep the Shareholders’ List for each class of shares. The directors on behalf of the Company may also appoint one or more agents to keep the Shareholders’ List of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or another agent as registrar for its shares or such class thereof, as the case may be. The directors may terminate the appointment of any such agent at any time and may appoint another agent in its place.

Branch Registers

4.4       The Company may keep or cause to be kept one or more branch Shareholders’ List at such place or places as the directors may from time to time determine.

Maintain open Register

4.5       The Company will not at any time close its Shareholders’ List.

Nano Innovations Inc.

PART 5 - SHARE TRANSFERS

Share Transfer

5.1       Subject to the provisions of these Articles that may be applicable, including without limitation the restrictions on the transfer of the shares in Part 24 hereof that may be applicable, any shareholder may transfer any of his shares by instrument in writing executed by or on behalf of such shareholder and delivered to the Company or its transfer agent. Except to the extent that the Business Corporations Act may otherwise provide, the transferor will be deemed to remain the holder of the shares until the name of the transferee is entered in the Shareholders’ List or a branch Shareholders’ List in respect thereof.

Registration of Transfer

5.2         A transfer of a share of the Company must not be recorded or registered:

a.	unless a duly signed instrument of transfer in respect of the share has been received by the Company and the certificate representing the share to be transferred has been surrendered and cancelled, and

b.	if no certificate has been issued by the Company in respect of the share, unless a duly signed instrument of transfer in respect of the share has been received by the Company.

Transfer Instrument

5.3       The transfer instrument in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the Board from time to time.

Completion of Transfer Instrument

5.4       If a shareholder, or his or her duly authorized attorney, signs a transfer instrument in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the transfer instrument, or, if no number is specified all the shares represented by share certificates deposited with the transfer instrument:

a.       in the name of the person named as transferee in that transfer instrument; or

b.	if no person is named as transferee in that transfer instrument, in the name of the person on whose behalf the share certificate is deposited for the purpose of having the transfer registered.

Delivery of Transfer Instrument

5.5       Every transfer instrument will be signed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All transfer instruments will be retained by the Company or its transfer agent or registrar.

Title of Transferee

5.6       Neither the Company nor any director, officer or agent thereof will be bound to inquire into the title of the person named in the transfer instrument as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, will confer upon the person in whose name the shares have been registered a valid title to such shares.

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Transfer Fee

5.7       The directors, at their absolute discretion, may from time to time fix a sum, if any, to be paid to the Company for each transfer and the registration of each transfer under these Articles.

Transfer to Survivor

5.8       In the case of the death of a shareholder, the survivor, or survivors where the deceased was a joint registered holder, and the legal personal representative of the deceased, where the shareholder was the sole holder, will be the only persons recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing any legal personal representative the directors may require the legal personal representative to obtain a grant of probate or letters of administration in British Columbia.

Rights of Representative and Trustee

5.9       Upon the death or bankruptcy of a shareholder, his personal representative or trustee in bankruptcy, although not a shareholder, will have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt shareholder if the documents required by the Business Corporations Act will have been deposited at the Company’s registered office.

Right to Transfer

5.10       Any person becoming entitled to a share in consequence of the death or bankruptcy of a shareholder will upon such documents and evidence being produced to the Company as the Business Corporations Act requires, or who becomes entitled to a share as a result of an order of a court of competent jurisdiction or a statute has the right either to be registered as a shareholder in his representative capacity in respect of such share, or, if he is a personal representative, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the Board will, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of share by the deceased or bankrupt person before the death or bankruptcy.

PART 6 - PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

6.1       Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the directors and in compliance with the Business Corporations Act, purchase any of its shares at the price and upon the terms specified in such resolution or redeem any class of its shares in accordance with the special rights and restrictions attaching thereto.

Redemption of Shares

6.2       If the Company proposes at its option to redeem some but not all of the shares of any class, as the directors may, subject to the special rights and restrictions attached to such class of shares, decide the manner in which the shares to be redeemed will be selected.

Pro-Rata Purchase

6.3       Unless the shares are to be purchased through a stock exchange or the Company is purchasing the shares from dissenting shareholders pursuant to the requirements of the Business Corporations Act, the Company will make its offer to purchase pro rata to every shareholder who holds shares of the class or kind, as the case may be, to be purchased.

Restrictions

6.4       The Company must not make a payment or provide any other consideration to purchase or redeem any of its shares if there are reasonable grounds for believing that the Company is insolvent at the time of the proposed purchase or redemption, or if the proposed purchase or redemption would render the Company insolvent.

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Voting Rights

6.5       Subject to the provisions of the Business Corporations Act, any shares purchased or redeemed by the Company may be sold or issued by it, but, while the Company holds such shares, it will not exercise any vote in respect of these shares and no dividend will be paid thereon.

PART 7 - BORROWING POWERS

Powers of directors

7.1        The Board may from time to time on behalf of the Company:

a.	borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as the Board considers appropriate;

b.	issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the Company or any other person;

c.	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

d.	mortgage, charge, whether by way of specific or floating charge, or give other security on any part of the present and future undertaking or on any part of the present and future property and assets of the Company.

Issuance of debt obligation

7.2       Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with special privileges as to redemption, surrender, drawing, allotment of, or conversion into or exchange for shares or other securities, attending or voting at general meetings of the Company, appointment of directors or otherwise and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the directors may determine.

Validity of debt obligation

7.3       Every bond, debenture or other debt obligation of the Company will be signed manually by at least one director or officer of the Company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other debt obligation appointed by the Company or under any instrument under which the bond, debenture or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a bond, debenture or other debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced will have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the issue thereof.

Register of indebtedness

7.4       The Company will keep or cause to be kept a register of its indebtedness to every director or officer of the Company or any associate of any of them in.

PART 8 - SHAREHOLDERS’ MEETINGS

Annual general meetings

8.1       Unless an annual general meeting is deferred or waived in accordance with section 182(2)(a) of the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual general meeting.

Nano Innovations Inc.

Deemed annual general meeting

8.2       If the Company is or becomes a company that is not a reporting company and if all of the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under section 182(2)(b) of the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date selected, under section 182(3) of the Business Corporations Act, in the unanimous resolution.

Special general meetings

8.3       All general meetings other than the annual general meetings are herein referred to as and may be called special general meetings.

Calling of shareholders’ meeting

8.4       The directors may, whenever they think fit, call a general meeting.

Calling of special general meeting

8.5       The directors may, whenever they think fit, convene a special general meeting. A special general meeting, if requisitioned in accordance with the Business Corporations Act, will be convened by the directors or, if not convened by the directors, may be convened by the requisitionists as provided by the Business Corporations Act.

Advance notice of election of directors

8.6       If the Company is or becomes a reporting company, advance notice of any general meeting at which directors are to be elected will be published in the manner required by the Business Corporations Act.

Notice of general meeting

8.7       A notice convening a general meeting specifying the place, the day, and the hour of the meeting, and, in case of special business, the general nature of that business, will be given as provided in the Business Corporations Act and in the manner hereinafter in these Articles mentioned, or in such other manner (if any) as may be prescribed by ordinary resolution, whether previous notice thereof has been given or not, to such persons as are entitled by law or under these Articles to receive such notice from the Company. Accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any shareholder will not invalidate the proceedings at that general meeting.

Waiver or reduction of notice

8.8       All the shareholders of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing given before, during, or after the meeting, or if they are present at the meeting, by a unanimous vote, waive or reduce the period of notice of such general meeting and an entry in the minute book of such waiver or reduction will be sufficient evidence of the due convening of the general meeting.

Special business

8.9       If a general meeting is to consider special business within the meaning of Article 9.1, the notice of general meeting must

a.	state the general nature of the special business, and

b.	if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders

i.	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified by the notice, and

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ii.	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

PART 9 - PROCEEDINGS AT SHAREHOLDERS’ MEETINGS

Special business

9.1       All business will be deemed special business that is transacted at:

a.	a special general meeting, other than the business relating to the conduct of or voting at such shareholders’ meeting; and

b.	an annual general meeting, with the exception of:

i.	the conduct of and voting at such meeting;
ii.	the consideration of any financial statement and of the respective reports of the directors and auditors;
iii.	fixing or changing the number of directors;
iv.	the election or appointment of directors;
v.	the appointment of an auditor;
vi.	the fixing of the remuneration of the auditor; and
vii.	such other business as by these Articles or the Business Corporations Act may be transacted at a general meeting without prior notice thereof being given to the shareholders or any business that is brought under consideration by the report of the directors not requiring the passing of a special resolution or an exceptional resolution.

Quorum

9.2       Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a general meeting is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 1/20 of the issued shares entitled to be voted at the general meeting.

One shareholder quorum

9.3         If there is only one shareholder entitled to vote at a general meeting,

a.       the quorum is one person who is, or who represents by proxy, that shareholder, and

b.       that shareholder, present in person or by proxy, may constitute the general meeting.

Other persons may attend

9.4       The directors, the president, if any, the secretary, if any, and any lawyer or auditor for the Company are entitled to attend any general meeting, but if any of those persons does attend a general meeting that person is not to be counted in the quorum, and is not entitled to vote at the general meeting, unless that person is a shareholder or proxy holder entitled to vote at the general meeting.

Quorum at commencement

9.5       No business, other than election of the chairman or the adjournment of the general meeting, will be transacted at any general meeting unless a quorum of shareholders, entitled to attend and vote, is present at the commencement of the general meeting, but the quorum need not be present throughout the general meeting.

Lack of quorum

9.6         If within 30 minutes from the time appointed for a general meeting, a quorum is not present:

a.	in the case of a general meeting convened by requisition of shareholders, the general meeting is dissolved, and

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b.	in the case of any other general meetings, the general meeting stands adjourned to the same day in the next week, at the same time and place.

Lack of quorum at succeeding meeting

9.7       If, at the adjourned general meeting to which the first general meeting referred to in Article 9.6(b) was adjourned, a quorum is not present within 30 minutes from the time appointed for the general meeting, the person or persons present and being, or representing by proxy, a shareholder or shareholders entitled to attend and vote at the general meeting will constitute a quorum.

Chair of meeting

9.8        The following individual is entitled to preside as chair at a general meeting:

a.       the chair of the board, if any; or

b.       if the chair of the board is absent or unwilling to act as chair of the general meeting, the president, if any.

Alternate chair

9.9       If, at any general meeting, there is no chair of the board or president present within 15 minutes after the time set for holding the general meeting, or if the chair of the board and the president are unwilling to act as chair of the general meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the general meeting, that they will not be present at the general meeting, the directors present must choose one of their number to be chair of the general meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders present in person or by proxy must choose any person present at the general meeting to chair the general meeting.

Adjournments

9.10       The chair of a general meeting may, and if so directed by the general meeting must, adjourn the general meeting from time to time and from place to place, but no business may be transacted at any adjourned general meeting other than the business left unfinished at the general meeting from which the adjournment took place.

Notice of adjourned meeting

9.11       It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a general meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original general meeting. Save as aforesaid, it will not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

Motion need not be seconded

9.12       No motion proposed at a general meeting need be seconded unless the chair of the general meeting rules otherwise, and the chair of any general meeting is entitled to propose or second a motion.

Calling of a poll

9.13       Subject to the provisions of the Business Corporations Act, at any general meeting a resolution put to the vote of the general meeting will be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is directed by the chair of the general meeting or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

Manner of taking poll

9.14       Subject to Article 9.15, if a poll is duly demanded at a general meeting:

a.     the poll must be taken

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i.	at the general meeting, or within 7 days after the date of the general meeting, as the chair of the general meeting directs; and

ii.	in the manner, at the time and at the place that the chair of the general meeting directs;

b.	the result of the poll is deemed to be a resolution of and passed at the general meeting at which the poll is demanded; and

c.     the demand for the poll may be withdrawn.

Demand for poll on adjournment

9.15       A poll demanded at a general meeting on a question of adjournment must be taken immediately at the general meeting.

Continuation of meeting

9.16       The demand for a poll at a general meeting does not, unless the chair of the general meeting so rules, prevent the continuation of a general meeting for the transaction of any business other than the question on which a poll has been demanded.

No poll for election of chair

9.17       No poll may be demanded in respect of the vote by which a chair of a general meeting is elected.

Casting of votes on poll

9.18       On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

Chair must resolve dispute

9.19       In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the general meeting must determine the same, and his or her determination made in good faith is final and conclusive.

Chair has not second vote

9.20       In the case of an equality of votes, whether on a show of hands or on a poll, the chair of the general meeting at which the show of hands takes place or at which the poll is demanded will not be entitled to a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder or a proxyholder.

Declaration of result

9.21       The chair of a general meeting must declare to the general meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the general meeting.

Record of poll

9.22       Every ballot cast upon a poll and every proxy appointing a proxyholder who casts a ballot upon a poll will be retained in the records of the general meeting for such period and be subject to such inspection as the Business Corporations Act may provide.

PART 10 - VOTES OF SHAREHOLDERS

Voting rights

10.1       Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint registered holders of shares under Article 10.3,

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a.	on a vote by show of hands, every person present who is a shareholder or proxyholder and entitled to vote at the general meeting has one vote, and

b.	on a poll, every shareholder entitled to vote has one vote in respect of each share held by that shareholder that carries the right to vote on that poll and may exercise that vote either in person or by proxy.

Trustee of shareholder may vote

10.2       A person who is not a shareholder may vote on a resolution at a general meeting, whether on a show of hands or on a poll, and may appoint a proxyholder to act at the general meeting in relation to that resolution, if, before doing so, the person satisfies the chair of the general meeting at which the resolution is to be considered, or the directors, that the person is a trustee for a shareholder who is entitled to vote on the resolution.

Votes by joint shareholders

10.3       If there are joint shareholders registered in respect of any share,

a.	any one of the joint shareholders may vote at any general meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it, or

b.	if more than one of the joint shareholders is present at any general meeting, personally or by proxy, the joint shareholder present whose name stands first on the Shareholders’ List in respect of the share is alone entitled to vote in respect of that share.

Trustees as joint shareholders

10.4       Two or more trustees of a shareholder in whose sole name any share is registered are, for the purposes of Article 10.3, deemed to be joint shareholders.

Representative of a corporate shareholder

10.5	If a company that is not a subsidiary of the Company is a shareholder of the Company, that company may appoint a person to act as its representative at any general meeting of the Company, and,

a.    for that purpose, the instrument appointing a representative must:

i.	be received at the registered office of the Company or at any other place specified, in the notice calling the general meeting, for the receipt of proxies, at least two business days before the day set for the holding of the general meeting, or

ii.	be provided, at the general meeting, to the chair of the meeting, and

b.    if a representative is appointed under this Article,

i.	the representative is entitled to exercise in respect of and at that general meeting the same rights on behalf of the company that the representative represents as that company could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxyholder, and

ii.	the representative, if present at the general meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the general meeting.

Vote by committee

10.6       A shareholder of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court, and any such committee, curator bonis, or any other person may appoint a proxyholder.

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Appointment of proxyholder

10.7       Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a general meeting may, by proxy, appoint a proxyholder to attend and act at the general meeting in the manner, to the extent and with the powers conferred by the proxy.

Alternate proxyholder

10.8       A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

Appointment of more than one proxyholder

10.9       A shareholder holding more than one share in respect of which he is entitled to vote will be entitled to appoint one or more (but not more than five) proxyholders to attend, act and vote for him on the same occasion. If such a shareholder should appoint more than one proxyholder for the same occasion he will specify the number of shares each proxyholder will be entitled to vote.

When proxyholder need not be a shareholder

10.10       A person must not be appointed as a proxyholder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxyholder if

a.     the Company is at the time of the appointment of the proxyholder a public company,

b.	the person appointing the proxyholder is a corporation or a representative of a corporation appointed under Article 10.5,

c.	the Company has at the time of the general meeting for which the proxyholder is to be appointed only one shareholder entitled to vote at the general meeting, or

d.	the shareholders present in person or by proxy at and entitled to vote at the general meeting for which the proxy holder is to be appointed, by a resolution on which the proxyholder is not entitled to vote but in respect of which the proxyholder is to be counted in the quorum, permit the proxyholder to attend and vote at the general meeting, and in all other cases a proxyholder must be a shareholder.

Proxy in writing

10.11       A form of proxy will be in writing under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney.

Delivery of proxy

10.12       A form of proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof will be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice convening the general meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the general meeting in respect of which the person named in the instrument is appointed. In addition to any other method of depositing proxies provided for in these Articles, the directors may from time to time by resolution make regulations relating to the depositing of proxies at any place or places and fixing the time or times for depositing the proxies not exceeding 48 hours (excluding Saturdays, Sundays and holidays) preceding the general meeting or adjourned general meeting specified in the notice calling a general meeting and providing for particulars of such proxies to be sent to the Company or any agent of the Company in writing or by letter, telegram, telex or any method of transmitting legibly recorded messages so as to arrive before the commencement of the general meeting or adjourned general meeting at the office of the Company or of any agent the Company appointed for the purpose of receiving such particulars and providing that proxies so deposited may be acted upon as though the proxies themselves were deposited as required by this Article and votes given in accordance with such regulations will be valid and will be counted.

Nano Innovations Inc.

Form of proxy

10.13       Unless the Business Corporations Act or any other statute or law which is applicable to the Company or to any class of its shares requires any other form of proxy, a proxy, whether for a specified general meeting or otherwise, will be in the form following, but may also be in any other form that the directors or the chair of the general meeting will approve:

(Name of Company)

The undersigned, being a shareholder of the Company, appoints                      , or failing that person,                       as proxyholder for the undersigned to attend, act and vote for and on behalf of the undersigned at the shareholders’ meeting of the Company to be held on the            day of                       and at any adjournment of that shareholders’ meeting.

Signed this          day of                      , 20    .

(Signature of shareholder)

Validity of proxy votes

10.14       A vote given in accordance with the terms of a proxy is valid despite the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

a.	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the general meeting at which the proxy is to be used, or

b.       by the chair of the general meeting, before the vote is taken.

Revocation of proxies

10.15       Subject to Article 10.16, every proxy may be revoked by an instrument in writing that is

a.	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the general meeting at which the proxy is to be used, or

b.     provided at the general meeting to the chair of the general meeting.

Revocation of proxies must be signed

10.16     An instrument referred to in Article 10.15 must be signed as follows:

a.	if the shareholder for whom the proxyholder is appointed is an individual, the instrument must be signed by the shareholder or his or her trustee; or

b.	if the shareholder for whom the proxyholder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 10.5.

Production of evidence of authority to vote

10.17       The chair of any general meeting may, but need not, inquire into the authority of any person to vote at the general meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

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PART 11 - DIRECTORS

Number of directors

11.1       The Company must have a board of directors consisting of

a.       subject to paragraph (b), the number of directors that is equal to the number of the Company’s first directors, or

b.       the number of directors set by ordinary resolution.

Change in number of directors

11.2       If the number of directors is changed by the shareholders under Article 11.1 (b),

a.       the change is effective whether or not previous notice of the resolution was given, and

b.	the shareholders may elect, or appoint by ordinary resolution, the directors needed to fill any vacancies in the Board that result from that change.

Remunerations of directors

11.3       The remuneration of the directors as such may from time to time be determined by the directors or, if the directors will so decide, by the shareholders. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a director. The directors will be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the Company and if any director will perform any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director or will otherwise be specially occupied in or about the Company’s business, he may be paid a remuneration to be fixed by the Board, or, at the option of such director, by the Company in a general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The directors on behalf of the Company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

PART 12 - ELECTION AND REMOVAL OF DIRECTORS

Election of directors

12.1       At every annual general meeting,

a.	the shareholders entitled to vote at the annual general meeting for the election or appointment of directors must elect or appoint a board of directors consisting of the number of directors for the time being required under these Articles, and

b.	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or reappointment.

Shareholders’ resolutions

12.2       If the Company is, or becomes, a company that is not a reporting company and the business to be transacted at any annual general meeting is consented to in writing by all the shareholders who are entitled to attend and vote at such annual general meeting will be deemed for the purpose of these Articles to have been held on such written consent becoming effective.

Nano Innovations Inc.

Failure to elect or appoint directors

12.3       If the Company fails to hold an annual general meeting in accordance with the Business Corporations Act or fails, at an annual general meeting, to elect or appoint any directors, the directors then in office continue to hold office until the earlier of

a.       the date on which the failure is remedied, and

b.       the date on which they otherwise cease to hold office under the Business Corporations Act or these Articles.

Casual vacancies

12.4       Any casual vacancy occurring in the Board of Directors may be filled by the remaining directors or director.

Additional directors

12.5       Despite Articles 11.1 and 11.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article must not at any time exceed:

a.	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office, or

b.	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article.

Directors’ acts valid despite vacancy

12.6       An act or proceeding of the directors is not invalid merely because fewer than the number of directors required by Article 11.1 are in office.

Alternate director

12.7       Any director may by instrument in writing delivered to the Company appoint any person to be his alternate to act in his place at meetings of the directors at which he is not present unless the directors will have reasonably disapproved the appointment of such person as an alternate director and will have given notice to that effect to the director appointing the alternate director within a reasonable time after delivery of such instrument to the Company. Every such alternate will be entitled to notice of meetings of the directors and to attend and vote as a director at a meeting at which the person appointing him is not personally present, and, if he is a director, to have a separate vote on behalf of the director he is representing in addition to his own vote. A director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate will be payable out of the remuneration of the director appointing him.

Vacancy

12.8       The office of director will be vacated if the director:

a.       resigns his office by notice in writing delivered to the registered office of the Company;

b.       is convicted of an indictable offence and the other directors will have resolved to remove him; or

c.       ceases to be qualified to act as a Director pursuant to the Business Corporations Act.

Removal of director

12.9       The Company may by special resolution remove any director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his stead.

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PART 13 - POWERS AND DUTIES OF DIRECTORS

Management of business

13.1       The Board must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company.

Power of attorney

13.2       The Board may from time to time by power of attorney or other instrument under the seal, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles and excepting the powers of the directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Board may think fit, and any such appointment may be made in favour of any person, firm or corporation, and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Board thinks fit. Any such attorney may be authorized by the Board to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.

PART 14 - DISCLOSURE OF INTEREST OF DIRECTORS

Disclosure of interest

14.1       A director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Company or who holds any office or possesses any property whereby, directly or indirectly, a duty or interest might be created to conflict with his duty or interest as a director will declare the nature and extent of his interest in such contract or transaction or of the conflict or potential conflict with his duty and interest as a director, as the case may be, in accordance with the provisions of the Business Corporations Act.

Voting restrictions and exemptions

14.2       A director will not vote in respect of any such contract or transaction with the Company in which he is interested and if he will do so his vote will not be counted, but he will be counted in the quorum present at the meeting at which such vote is taken. Subject to the provisions of the Business Corporations Act, the foregoing prohibitions will not apply to:

a.	any such contract or transaction relating to a loan to the Company, which a director or a specified corporation or a specified firm in which he has an interest has guaranteed or joined in guaranteeing the repayment of the loan or any part of the loan;

b.	any contact or transaction made or to be made with, or for the benefit of, a holding corporation or a subsidiary corporation of which a director is a director;

c.	any contract by a director to subscribe for or underwrite shares of debentures to be issued by the Company or a subsidiary of the Company, or any contract, arrangement or transaction in which a director is, directly or indirectly, interested if all the other directors are also, directly or indirectly, interested in the contract, arrangement, or transaction;

d.	determining the remuneration of the directors;

e.	purchasing and maintaining insurance to cover directors against liability incurred by them as directors; or

f.	the indemnification of any director by the Company.

These exceptions may from time to time be suspended or amended to any extent approved by the Company, in a general meeting and permitted by the Business Corporations Act, either generally or in respect of any particular contract or transaction or for any particular period.

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Other office of director

14.3       A director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

No disqualification

14.4       No director or intended director will be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Business Corporations Act, no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested will be liable to be voided by reason thereof.

Professional services by director or officer

14.5       Subject to compliance with the provisions of the Business Corporations Act, a director or officer of the Company, or any corporation or firm in which that individual has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such corporation or firm is entitled to remuneration for professional services as if that individual were not a director or officer.

Accountability

14.6       A director may be or become a director or other officer or employee of, or otherwise be interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and subject to compliance with the provisions of the Business Corporations Act, such director will not be accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in such other corporation or firm, unless the Company in a general meeting otherwise directs.

PART 15 - PROCEEDINGS OF THE DIRECTORS

Board meetings

15.1       The directors may meet together for the conduct of business, adjourn and otherwise regulate the Board meetings as they think fit, and Board meetings held at regular intervals may be held at the place, at the time and on the notice, if any, that the Board may by resolution from time to time determine.

Chair of Board meetings

15.2       Board meetings will be chaired by

a.	the chair of the Board, if any,

b.	in the absence of the chair of the Board, the president, if any, if the president is a director, or

c.	any other director chosen by the directors if

i.	neither the chair of the Board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting,

ii.	neither the chair of the board nor the president, if a director, is willing to chair the meeting, or

iii.	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

Participation in Board meetings

15.3       A director may participate in a Board meeting or of any committee of the directors by means of conference telephones or other communications facilities by means of which all directors participating in the meeting can hear each other and provided that all such directors agree to such participation. A director participating in a Board meeting in accordance with this Article will be deemed to be present at the meeting and to have so agreed and will be counted in the quorum therefor and be entitled to speak and vote thereat.

Nano Innovations Inc.

Voting at Board meetings

15.4       Questions arising at any Board meeting are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the Board meeting does not have a second or casting vote.

Calling of Board meeting

15.5       A director may, and the corporate secretary, if any, on request of a director must, call a meeting of the board at any time.

Notice of Board meeting

15.6       Subject to Articles 15.6 and 15.7, if a Board meeting is called under Article 15.5, reasonable notice of that Board meeting, specifying the place, date and time of that meeting, must be given to each of the directors

a.	by mail addressed to the director’s address as it appears on the books of the Company or to any other address provided to the Company by the director for this purpose,

b.	by leaving it at the director’s prescribed address or at any other address provided to the Company by the director for this purpose, or

c.	orally, by delivery of written notice or by telephone, voice mail, e-mail, fax or any other method of legibly transmitting messages.

When notice not required

15.7       It is not necessary to give notice of a Board meeting to a director if

a.	the Board meeting is to be held immediately following a shareholders’ meeting at which that director was elected or appointed or is the Board meeting at which that director is appointed, or

b.	the director has filed a waiver under Article 15.9.

Board meeting valid despite failure to give notice

15.8       The accidental omission to give notice of any Board meeting to any director, or the non-receipt of any notice by any director, does not invalidate any proceedings at that Board meeting.

Waiver of notice of Board meetings

15.9       Any director may file with the Company a document signed by the director waiving notice of any past, present or future Board meeting and may at any time withdraw that waiver with respect to Board meetings held after that withdrawal.

Effect of waiver

15.10       After a director files a waiver under Article 15.9 with respect to future Board meetings, and until that waiver is withdrawn, notice of any Board meeting need not be given to that director unless the director otherwise requires in writing to the Company.

Quorum

15.11       The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is a majority of the directors.

Nano Innovations Inc.

Quorum of one director

15.12       If, in accordance with Article 11.1, the number of directors is one, the quorum necessary for the transaction of the business of the directors is one director, and that director may constitute a Board meeting.

Board meeting adjourned

15.13       If within 30 minutes from the time appointed for a Board meeting a quorum is not present, the Board meeting will stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned Board meeting a quorum is not present within 30 minutes from the time appointed for the Board meeting, the quorum will remain a simple majority of the directors in office.

Continuing directors

15.14       The continuing directors may act notwithstanding any vacancy in their body, but, if and so long as the number is reduced below the number fixed pursuant to these Articles as the necessary quorum of directors, the continuing directors may act for the purpose of increasing the number of directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

Validity of acts of directors

15.15       Subject to the provisions of the Business Corporations Act, all acts done by any meeting of the directors or of a committee of directors, or by any person acting as a director, will, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such directors or of the shareholders of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a director.

Resolutions in writing

15.16       A resolution consented to in writing. whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by all of the directors will be as valid and effectual as if it had been passed at a meeting of the directors duly called and held. Such resolution may be in two or more counterparts, which together will be deemed to constitute one resolution in writing. Such resolution will be filed with the minutes of the proceedings of the directors and will be effective on the date stated thereon or on the latest date stated on any counterpart.

PART 16 - EXECUTIVE AND OTHER COMMITTEES

Appointment of committees

16.1       The directors may, by resolution,

a.	appoint one or more committees consisting of the director or directors that they consider appropriate,

b.	delegate to a committee appointed under paragraph (a) any of the directors’ powers, except

i.	the power to fill vacancies in the board,

ii.	the power to change the membership of, or fill vacancies in, any committee of the board, and

iii.	the power to appoint or remove officers appointed by the board, and

c.	make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution.

Obligations of committee

16.2       Any committee formed under Article 16.1, in the exercise of the powers delegated to it, must

a.	conform to any rules that may from time to time be imposed on it by the directors, and

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b.	report every act or thing done in exercise of those powers to the earliest meeting of the directors to be held after the act or thing has been done.

Powers of Board

16.3       The Board may, at any time,

a.	revoke the authority given to a committee, or override a decision made by a committee, except as to acts done before such revocation or overriding,

b.	terminate the appointment of, or change the membership of, a committee, and

c.	fill vacancies in a committee.

Committee meetings

16.4       Subject to Article 16.2 (a),

a.	the members of a directors’ committee may meet and adjourn as they think proper,

b.	a directors’ committee may elect a chair of its meetings but, if no chair of the meeting is elected, or if at any meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting,

c.	a majority of the members of a directors’ committee constitutes a quorum of the committee, and

d.	questions arising at any meeting of a directors’ committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting has no second or casting vote.

PART 17 - OFFICERS

Appointment of officers

17.1       The Board may, from time to time, appoint any officer that it considers necessary, and none of the individuals appointed as officers need be a member of the board.

Functions, duties and powers of officers

17.2       The Board may, for each officer,

a.	determine the functions and duties the officer is to perform,

b.	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit, and,

c.	from time to time revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

Remuneration

17.3       All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the Board thinks fit and are subject to termination at the discretion of the Board. The remuneration of the officers of the Company and such the terms and conditions of their tenure of office or employment will from time to time be determined by the directors; such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes, and an officer may, in addition to such remuneration, be entitled to receive after he ceases to hold such office or leaves the employment of the Company a pension or gratuity.

Nano Innovations Inc.

Disclosure of conflicts

17.4       Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company will, in writing, disclose to the Board the fact and the nature, character and extent of the conflict.

PART 18 - INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES

Indemnification of directors

18.1       The Board must cause the Company to indemnify its directors and former directors, and their respective heirs and personal or other legal representatives to the greatest extent permitted by Division 5 of Part 5 of the Business Corporations Act. Subject to the provisions of the Business Corporations Act, the Board will cause the Company to indemnify a director or former director of the Company, and the Board may cause the Company to indemnify a director or former director of a corporation of which the Company is or was a shareholder, and the heirs and personal representatives of any such person, against all costs, charges and expenses, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgement in a civil, criminal or administrative action or proceeding to which he or they are made a party by reason of his being or having been a director of the Company or a director of such corporation, including any action brought by the Company or any such corporation. Each director of the Company on being elected or appointed will be deemed to have contracted with the Company on the terms of the foregoing indemnity.

Indemnification of officers, employees and agents

18.2       Subject to the provisions of the Business Corporations Act, the Board may cause the Company to indemnify any officer, employee or agent of the Company or of a corporation of which the Company is or was a shareholder (notwithstanding that he is also a director), and his heirs and personal representatives against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or such corporation. Each officer, employee and agent will be deemed to have contracted with the Company on the terms of the foregoing indemnity.

Failure to comply

18.3       The failure of a director or officer of the Company to comply with the provisions of the Business Corporations Act or of these Articles will not invalidate any indemnity to which he is entitled under this Part.

Insurance

18.4       The Board may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a director, officer, employee or agent of the Company or as a director, officer, employee or agent of any corporation of which the Company is or was a shareholder and his heirs or personal representatives against any liability incurred by him as such director, officer, employee or agent.

PART 19 - DIVIDENDS AND RESERVE

Declaration of dividends

19.1       Subject to the rights, if any, of shareholders holding shares with special rights as to dividends, the directors may from time to time declare and authorize payment of any dividends the directors consider appropriate.

No notice required

19.2       The directors need not give notice to any shareholder of any declaration under Article 19.1.

Directors may determine when dividend payable

19.3       Any dividend declared by the Board on shares of any class may be made payable on such date as is fixed by the Board.

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Dividends to be paid in accordance with number of shares

19.4       Subject to the rights of the shareholders, if any, holding shares with special rights as to dividends, all dividends on shares of any class or series of shares will be declared and paid according to the number of such shares held.

Manner of paying dividend

19.5       A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of paid up shares or fractional shares, bonds, debentures or other debt obligations of the Company, or in any one or more of those ways, and, if any difficulty arises in regard to the distribution, the directors may settle the difficulty as they consider expedient, and, in particular, may set the value for distribution of specific assets.

Receipt by joint shareholders

19.6       If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

Dividend bears no interest

19.7       No dividend will bear interest against the Company.

Fractional dividends

19.8       If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

Payment of dividends

19.9       Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed,

a.	subject to paragraphs (b) and (c), to the address of the shareholder,

b.	subject to paragraph (c), in the case of joint shareholders, to the address of the joint shareholder whose name stands first on the Shareholders’ List in respect of the shares, or,

c.	to the person and to the address as the shareholder or joint shareholders may direct in writing.

Every such cheque or warrant will be made payable to the order of the person to whom it is sent. The mailing of such cheque or warrant will, to the extent of the sum represented thereby (plus the amount of the tax required by law to be deducted) discharge all liability for the dividend, unless such cheque or warrant will not be paid on presentation or the amount of tax so deducted will not be paid to the appropriate taxing authority.

Stock dividends

19.10       Notwithstanding anything contained in these Articles the directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares, or any bonds, debentures or debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

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PART 20 - DOCUMENTS, RECORDS AND REPORTS

Corporate records

20.1       The Company will keep at its records office or at such other place as the Company Act may permit, the documents, copies, registers, minutes and records which the Company is required by the Business Corporations Act to keep at its records office or such other place, as the case may be.

Accounting records

20.2       The Company will cause to be kept proper accounting books and accounting records in respect of all financial and other transactions of the Company in order to properly record the financial affairs and condition of the Company and to comply with the Business Corporations Act.

Inspection by shareholder

20.3       Unless the Board determines otherwise, or unless otherwise determined by an ordinary resolution, no shareholder of the Company will be entitled to inspect the accounting records of the Company.

Financial statements

20.4       The Board will from time to time at the expense of the Company cause to be prepared and laid before the Company in a general meeting such financial statements and reports as are required by the Business Corporations Act.

PART 21 - NOTICES

Delivery of notice

21.1       A notice, statement or report may be given or delivered by the Company to any shareholder either by delivery to him personally or by sending it by mail to him to his address as recorded in the Shareholders’ List. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report will be deemed to be effected by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. A certificate signed by the corporate secretary or other officer of the Company or of any other corporation acting in that behalf for the Company that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed will be conclusive evidence thereof.

Notice to joint shareholders

21.2       A notice, statement or report may be given or delivered by the Company to the joint holders of a share by giving the notice to the joint holder first named in the Shareholders’ List in respect of the share.

Notice to trustees

21.3       If a person becomes entitled to a share as a result of the death, bankruptcy or incapacity of a shareholder, the Company may provide a notice, statement, report or other record to that person by

a.	mailing the record, addressed to that person

i.	by name, by the title of representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description, and

ii.	at the address, if any, supplied to the Company for that purpose by the person claiming to be so entitled, or

b.	if an address referred to in Article 21.3 a. ii has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

Nano Innovations Inc.

Notice of general meeting

21.4       Notice of every general meeting or meeting of shareholders holding a specific class of shares will be given in a manner hereinbefore authorized to every shareholder holding at the time of the issue of the notice or the date fixed for determining the shareholders entitled to such notice, whichever is the earlier, such shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the Company and the directors of the Company will be entitled to receive notices of any such general meeting.

PART 22 - RECORD DATES

Setting a record date

22.1       The Board may fix in advance a date, which will not be more than the maximum number of days permitted by the Business Corporations Act preceding the date of any general meeting or any class thereof or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of shareholders as the record date for the determination of the shareholders entitled to notice of, or to attend and vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these Articles, only shareholders of record on the date so fixed will be deemed to be shareholders for the purposes aforesaid.

No record date fixed

22.2       Where no record date is so fixed for the determination of shareholders as provided in the preceding Article the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, will be the record date for such determination.

PART 23 - CORPORATE SEAL

Authorization

23.1       The Board may provide a corporate seal for the Company and, if they do so, will provide for the safe custody of the corporate seal, which will not be affixed to any instrument except in the presence of the following persons, namely:

a.       any two directors;

b.       any officer, together with any director;

c.       if the Company has only one director, that director;

d.       if the Company has only one shareholder, the president or the corporate secretary; or

e.       such person or persons as the directors may from time to time by resolution appoint;

and the said directors, officers, person or persons in whose presence the corporate seal is so affixed to an instrument will sign such instrument.

Corporate seal

23.2       For the purpose of certifying under seal a true copy of any resolution or other document, the seal must be impressed on that copy and, despite Article 23.1, may be attested by the signature of any director or officer.

Nano Innovations Inc.

Affixing corporate seal to securities

23.3       To enable the corporate seal of the Company to be affixed to any bonds, debentures, share certificates, or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act and/or these Articles, printed or otherwise mechanically reproduced there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the Company’s corporate seal, and the Chair of the Board, the president, the managing director, a director and a vice-president together with one of the corporate secretary, the treasurer, the secretary treasurer, an assistant secretary, an assistant treasurer and an assistant secretary treasurer may by a document authorize such firm or company to cause the Company’s corporate seal to be affixed to such definitive or interim bonds, debentures, share certificates or other securities by the use of such dies. Bonds, debentures, share certificates or other securities to which the Company’s corporate seal has been affixed will for all purposes be deemed to be under and to bear the Company’s corporate seal lawfully affixed thereto.

Use in other jurisdictions

23.4       The Company may have for the use in any other province, state, territory or country an official seal which will have on its own face the name of the province, state, territory or country where it is to be used and all the powers where conferred by the Business Corporations Act with respect thereto may be exercised by the Board or by a duly authorized agent of the Company.

PART 24 - ALTERATIONS

Alteration of Authorized Share Structure

24.1       Subject to the Business Corporations Act, the Company may by resolution of the board of directors:

a.	create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

b.	increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

c.	alter the identifying name of any of its shares;

d.	subdivide or consolidate any of its unissued shares or any of its fully paid and issued shares;

e.	if the Company is authorized to issue shares of a class of shares with par value:

i.	decrease the par value of those shares; or

ii.	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

f.	change any of its unissued shares or any of its fully paid and issued shares with par value into shares without par value or any of its unissued shares without par value into shares with par value; or

g.	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

Change of Name

24.2       The Company may by resolution of the board of directors authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name.

Nano Innovations Inc.

Other Alteration

24.3       If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

PART 25 - RESTRICTIONS

Public company

25.1       Articles 25.2 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company.

Consent required for transfer

25.2       No shares may be sold, transferred or otherwise disposed of without the consent of the directors expressed by a resolution of the Board. The Board will not be required to give any reason for refusing to consent to any such any such sale, transfer or other disposition of shares.

PART 26 - SPECIAL RIGHTS AND RESTRICTIONS

Special rights and restrictions - Common Voting Shares

26.1       The following are the special rights and restrictions attached to the Common Voting Shares:

a.	Voting rights attached to the Common Voting Shares:

The registered holders of the Common Voting Shares will be entitled to notice of and to one vote for each Common Voting Share held at all meetings of shareholders of the Company.

b.	Dividend rights attached to the Common Voting Shares:

The registered holders of the Common Voting Shares will be entitled to receive on the date fixed for payment thereof, and the Company will pay thereon, such dividends as the Board may in its sole discretion declare from time to time, out of the money of the Company properly applicable to the payment of dividends.

Special rights and restrictions - Founder Shares

26.2       The following are the special rights and restrictions attached to the Founder Shares:

a.	Voting rights attached to the Founder Shares:

The registered holders of the Founder Shares will not have any voting rights for the election of directors or for any other purpose, nor will they be entitled to notice of meetings of shareholders of the Company, other than in respect of separate meetings of the registered holders of the Founder Shares.

b.	Dividends on the Founder Shares:

The registered holders of the Founder Shares will be entitled to receive on the date fixed for payment thereof, and the Company will pay thereon, such dividends as the Board may in its sole discretion declare from time to time, out of the money of the Company properly applicable to the payment of dividends. In addition, the Board may determine whether the dividend entitlement of any Founder Share determined by this Article 26.2 may be in priority or subordinate to the dividend rights attaching to any other authorized classes of shares of the Company. The registered holders of the Founder Shares will not be entitled to any dividends other than or in excess of the dividends so declared.

Nano Innovations Inc.

Special rights and restrictions - Preferred Shares

26.3       The following are the special rights and restrictions attached to the Preferred Shares:

a.	Preferred Shares to be Issued in Series:

The Board of Directors of the Company may from time-to-time issue the Preferred Shares in one or more series, each series to consist of such numbers of shares as may be determined before issuance thereof by the Board of Directors.

b.	Creation of Series of Preferred Shares:

The Board of Directors of the Company may by resolution alter the Articles of the Company to create any series of Preferred Shares and to fix before issuance, the designation, rights, privileges, restrictions, and conditions to attach to the Preferred Shares of each series, including, without limiting the generality of the foregoing, the rate, form, entitlement and payment of preferential dividends, the dates and place to payment thereof, the redemption price, terms, procedures and conditions of redemption, if any, voting rights and conversion rights (if any) and any sinking fund, purchase fund or other provisions attaching to the Preferred Shares of such series; and provided, however, that no shares of any series shall be issued until the Company has filed an alteration to the Notice of Articles with the Registrar of Companies, or such designated person in any other jurisdiction in which the Company may be continued.

c.	Voting rights attached to the Preferred Shares:

The registered holders of the Preferred Shares will not have any voting rights for the election of directors or for any other purpose, nor will they be entitled to notice of meetings of shareholders of the Company, other than in respect of separate meetings of the registered holders of the designated series of Preferred Shares.

d.	Dividends on the Preferred Shares:

The designated series of Preferred Shares will bear dividends at the rate as determined by the Board at the time of creation of such series of such shares, and failing determination by the directors at the time of creation, the Preferred Shares will receive dividends as determined by the Board from time to time. In addition, the Board may determine whether the dividend entitlement of any Preferred Share determined by this Article 26.3 may be in priority or subordinate to the dividend rights attaching to any other authorized classes of shares of the Company. The registered holders of any designated series of Preferred Shares will not be entitled to any dividends other than or in excess of the dividends so declared.

d.	Redemption price of Preferred Shares:

The redemption price in respect of a Preferred Share will be determined by the Board at the time of the creation of such series of such Preferred Shares (the “Preferred Redemption Price”).

e.	Redeemable Preferred Shares:

The Preferred Shares of any series or any part thereof, will be redeemable by the Company at the applicable Preferred Redemption Price together with all dividends declared and unpaid on such shares (collectively the “Preferred Redemption Amount”) at any time at the option of the Board without the consent of the registered holders of the series of Preferred Shares. If less than all of the Preferred Shares in a series are to be redeemed they will be redeemed pro rata, other than with the consent of all registered holders of the series of Preferred Shares.

f.	Notice of redemption of Preferred Shares:

Any notice of redemption in respect of a Preferred Share will be determined by the Board at the time of the creation of such series of Preferred Shares.

Nano Innovations Inc.

Special rights and restrictions - Dividends

26.4       Subject to the restrictions contained in these Articles and any restrictions created in accordance with these Articles, the Board may by resolution, in its absolute discretion, declare dividends in favour of any one or more of the Common Voting shares, the Founder Shares, and the Preferred Shares independently of the other classes.

Special rights and restrictions - Disposition on dilution

26.5       In the event of the liquidation, dissolution or winding up of the Company or other distribution of its assets among the shareholders for the purpose of winding up its affairs, distribution of the property and assets of the Company will be made on the following basis:

a.	first, pro rata in accordance with the number of shares then held, to the registered holders of any particular series of Preferred Shares the applicable liquidation amount for such shares, as determined by the Board at the time of creation of such series of Preferred Shares, and they will not be entitled to share any further in the distribution;

b.	second, half of the remaining property and assets of the Company to the registered holders of the Founder Shares pro rata in accordance with the number of shares then held; and

c.	last, the balance of the property and assets of the Company to the registered holders of the Common Voting Shares pro rata in accordance with the number of shares then held.

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Full name and signature of each incorporator	Date of signing

Don Nicholson	09 November 2017

Nano Innovations Inc.